                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY

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                     ======================================
                         REGISTRATION RIGHTS AGREEMENT
                     ======================================

                                    between

                        GOAMERICA COMMUNICATIONS CORP.

                                      and

                                 the INVESTORS

                                 named herein


                          Dated as of October 15, 1996


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

     REGISTRATION RIGHTS AGREEMENT, dated as of October 15, 1996, between GOAMERICA COMMUNICATIONS CORP., a Delaware corporation (the "Company"), and the Investors set forth on Exhibit A (the "Investors").
                       ---------

     In consideration of the mutual agreements hereinafter set forth, the parties agree as follows:

     1.  Background.  Pursuant to a Stock Purchase Agreement, dated as of
         ----------
October 15, 1996 (the "Purchase Agreement"), between the Investors and the Company, the Investors have agreed to purchase from the Company an aggregate of 200 shares of the Company's Common Stock, par value $1.00 per share (the "Shares").

     2.  Definitions.  Unless otherwise defined in context or the context
         -----------
otherwise requires, capitalized terms used herein are defined on Schedule 1 hereto, which Schedule is incorporated herein by reference and made a part hereof. Such terms shall be applicable to both the singular and plural forms of any of the terms herein defined.

     3.  Registration Rights.
         -------------------

         3.1  Registration on Request.
              -----------------------

              (a) Request. Subject to Sections 3.6 and 3.8 hereof, at any time,
                  -------
and on not more than two (2) occasions, beginning on the date six months after the closing of an initial public offering of equity securities of the Company, upon the written request of the Investors or one or more holders (collectively, the "Initiating Holders") of Registrable Securities representing not less than fifty percent (50%) of the Registrable Securities, that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company shall promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon the Company shall use its best efforts to effect the registration under the Securities Act, of:

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders, and

                  (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders, the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

              (b) Registration of Other Securities.  Whenever the Company shall
                  --------------------------------
effect registration pursuant to this Section 3.1 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities, subject to Section 3.1(g) hereof, securities other than Registrable Securities may be included among the securities covered by such registration.

              (c) Registration Statement Form. Registrations under this Section
                  ---------------------------
3.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company.

              (d) Expenses.  The Company will pay the Registration Expenses in
                  --------
connection with any registration requested pursuant to this Section 3.1.

              (e) Effective Registration Statement.  A registration requested
                  --------------------------------
pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not primarily attributable to the Selling Holders and has not thereafter become effective or (iii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

              (f) Selection of Underwriters. If the registration under this
                  -------------------------
Section 3.1 is in connection with an underwritten offering, the underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Company.

              (g) Priority in Requested Registration. Notwithstanding anything
                  ----------------------------------
in this Section 3.1 to the contrary, if the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of 66-2/3% of the Registrable Securities requested to be included in such registration, then the Company shall include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, Registrable Securities requested to be included in such registration, pro rata among the Selling Holders requesting such registration on the basis of the percentage of the Registrable Securities of such Selling Holders requested so to be registered and, second, all other securities of the Company requested to be included in such registration by any person other than a Selling Holder (including the Company).

              (h) Limitations on Registration on Request. Notwithstanding
                  --------------------------------------
anything in this Section 3.1 to the contrary, in no event will the Company be required to effect in the aggregate, without regard to the holder of Registrable Securities making such request, more than two registrations pursuant to this
Section 3.1.

          3.2 Incidental Registration.
              -----------------------

              (a) Right to Include Registrable Securities. If the Company
                  ---------------------------------------
proposes to register any of its securities under the Securities Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or merger or consolidation or other acquisition by the Company of capital, stock or assets), whether or not for sale for its own account, it will, subject to Section 3.8 hereof, each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 10 days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder, the Company shall, subject to Sections 3.6 and 3.8 hereof, use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section
3.2 shall relieve the Company of its obligation to effect the registration of Registrable Securities upon request under Section 3.1. The Company shall pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 3.2.

              (b) Priority in Incidental Registrations. Notwithstanding anything
                  ------------------------------------
in paragraph (a) above to the contrary, if the managing underwriter of any underwritten offering covered by paragraph (a) shall inform the Company in writing of its belief that the number or type of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, Registrable Securities requested to be included in such registration pro rata among the Requesting Holders on the basis of the percentage of the aggregate Registrable Securities requested to be so included and, third, all other securities of the Company requested to be included in such registration by any person other than a Requesting Holder.

          3.3 Registration Procedures.  If and whenever the Company is required
              -----------------------
to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1 or 3.2, the Company shall as expeditiously as possible:

                  (i) prepare and (as soon as practicable, and in any event within 90 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date cf the registration statement relating thereto;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be reasonably required for the disposition of all of such Registrable Securities, provided, that such period need not exceed 180 days;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                  (iv) use best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirement of this paragraph
(iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (v) furnish to each seller and underwriter, if any, of Registrable Securities a signed counterpart of

                  (x) an opinion of counsel for the Company, and

                  (y) if the registration statement covers an underwritten public offering, a copy of a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuers' counsel and in accountants' comfort letters, respectively, delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                  (vi) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to any purchaser of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                  (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission in connection with such registration statement.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. The Company may exclude from such registration any holder who fails to timely provide such information.

     Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3.3(vi), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.3(vi) and, if so directed by the Company, will deliver to the Company at the Company's expense all copies, other than permanent file copies, then in such holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          3.4  Underwritten Offerings.
               ----------------------

               (a) Requested Underwritten Offerings.  If requested by the
                   --------------------------------
underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.7. The holders of the Registrable Securities proposed to be distributed by such underwriter will cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities shall, upon the request of the Company, appoint a representative of such holders. Such holders of Registrable Securities to be distributed by such underwriter shall be parties to such underwriting agreement.

               (b) Incidental Underwritten Offerings. If the Company proposes to
                   ---------------------------------
register any of its securities under the Securities Act as contemplated by
Section 3.2 and such securities are to be distributed by or though one or more underwriters, the Company will, subject to Sections 3.2, 3.6 and 3.8 hereof, if requested by any Requesting Holder of Registrable Securities, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. Such holders of Registrable Securities shall, upon the request of the Company, appoint a representative of such holders. The holders of Registrable Securities to be distributed by such underwriters or their representative shall be parties to the underwriting agreement between the Company and such underwriters.

               (c) Holdback Agreements.  If any registration of Registrable
                   -------------------
Securities hereunder shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees not to effect any public or private sale or distribution and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of' the Company (in each case, other than as part of such underwritten public offering) during such period of time as the managing underwriters retained by the Company, in their business judgment, may request provided that each holder of Registrable
                               --------
Securities shall not be required to agree to any such "holdback" unless a similar agreement is entered into with holders of all of the Company's equity securities.

          3.5  Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters thereof, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and give each of them reasonable access to its books and records, such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, provided that such holders of Registrable Securities and their respective attorneys agree in writing, subject to such scope and exceptions as are customary in such circumstances, not to disclose or use any confidential information any such holder receives in the exercise of its rights under this Section 3.5.

          3.6  Limitations, Conditions and Qualifications to Obligations under
               ---------------------------------------------------------------
Registration Covenants.  The obligations of the Company to use best efforts to
----------------------
cause the Registrable Securities to be registered under the Securities Act is subject to the following limitations, conditions and qualifications:

               (a) The Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 3.1(i) if the Company determines that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates or would require premature disclosures thereof, then for a period not to exceed 120 days after the request therefor, and (ii) in the event the registration is required to be filed during the fourth quarter of any fiscal year and the underwriters require audited financials to be included in such registration, then for a period not to exceed 120 days after the end of such fiscal year.

               (b) In the event the Company determines to register securities in an offering, whether pursuant to an underwritten public equity offering or an acquisition, the Company, upon the advice of its underwriters, shall notify the holders of Registrable Securities and (i) may request that such holders refrain from selling Registrable Securities under Rule 144 and (ii) shall not be obligated to file a registration statement to effect any registration, qualification or compliance pursuant to Section 3.1, in each case for a period of (A) up to 90 days after the closing of the underwriter's public offering or acquisition or (B) immediately upon the Company's decision to no longer pursue any such transaction (the "Black Out Period").

          3.7  Indemnification.
               ---------------

          (a) Indemnification by the Company.  In the event of any registration
              ------------------------------
of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 3.1 or 3.2 hereof, each seller of any Registrable Securities covered by such registration statement, its directors, officers, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, insofar as losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller and each such director, officer, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by or on behalf of such seller or underwriter, as the case may be, for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Sellers.  As a condition to including any
              ------------------------------
Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.7) the Company and its directors, officers, partners, agents and affiliates, and each other person who participates as an underwriter in the offering or sale of such Securities and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by such seller.

          3.8  Limitations on Registrations of Registrable Securities.  The
               ------------------------------------------------------
Company shall not be required to effect a particular registration of Registrable Securities pursuant to Section 3.1 or 3.2 hereof if it shall deliver to the holder or holders requesting such registration a written opinion of counsel to the effect that the Registrable Securities requested by such holder to be so registered may be sold in the U.S. public securities market without restriction or registration under the Securities Act and any applicable state securities laws. This limitation shall not affect any other Registrable Securities held by such holder.

     4.   Rule 144.  With a view to making available the benefits of certain
          --------
rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, during such time as the Company has a class of securities registered under the Exchange Act, the Company agrees to:

               (a) use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

               (b) upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements of this Section 4.

     5.   Amendments and Waivers. This Agreement may be amended with the consent
          ----------------------
of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the beneficial owner or owners of at least 66-2/3% of the Registrable Securities. Each beneficial owner of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6.   Notices.  All notices, consents, requests, instructions, approvals and
          -------
other communications provided for herein shall be validly given, if in writing and delivered personally, by confirmed telecopy or sent by registered or certified mail or nationally recognized air courier service or overnight courier service, postage prepaid:

               (a) if to any Investor, addressed to each in the manner set forth in the Purchase Agreement, or at such other address as each shall have furnished to the Company in writing;

               (b) if to any other holder of Registrable Securities, at the address that such holder of Registrable Securities shall have furnished to the Company in writing or, until any such other holder of Registrable Securities so furnishes to the Company an address, then to and at the address of the last holder of Registrable Securities who has furnished an address to the Company; and

               (c) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to the Investors or any other holder of Registrable Securities in writing;

and each such notice, request, consent, instruction, approval and other communication shall for all purposes of this Agreement be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid, or if sent by telecopier, when confirmed, or if sent by air courier, two (2) days after the same has been deposited with such air courier or if sent by overnight courier, one (1) day after the same has been deposited with such overnight courier.

     7.   Assignment; Calculation of Percentage Interests in Registrable
          --------------------------------------------------------------
Securities.
----------

               (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, (i) with respect to the Company, its legal representatives, successors and assigns and (ii), with respect to the Investors, any beneficial owner of any Registrable Securities including any person who purchases or otherwise acquires securities from any Investor, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

               (b) For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of Registrable Securities outstanding at the time such calculation is made.

     8.   Headings.  Headings of Sections and paragraphs of this Agreement have
          --------
been inserted for convenience of reference only and do not constitute a part of this Agreement.

     9.   Governing Law.  It is the intention of the parties that the internal
          -------------
substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     10.  Recapitalization, etc.  In the event that any capital stock or other
          ----------------------
securities are issued in respect of, in exchange for or in substitution of any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

     11.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     12.  Successors and Assigns.  All the terms and provisions of this
          ----------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether so expressed or not.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.


                    GOAMERICA COMMUNICATIONS CORP.


                    By: /s/ Aaron Dobrinsky
                        ________________________________
                        Name:   Aaron Dobrinsky
                        Title:  President

                    /s/ Aaron Dobrinsky
                    ____________________________________
                    Aaron Dobrinsky

                    /s/ Joseph Korb
                    ___________________________________
                    Joseph Korb

                    /s/ Alan Docter
                    ___________________________________
                    Alan Docter



                            KALRAN INVESTMENTS LTD.

                    By: /s/ Victor Segal
                       _______________________________
                       Name:   Victor Segal
                       Title:  Director


                    WELLROSE LIMITED


                    By: /s/ R.R. Breadner
                       _______________________________
                          Name:   R.R. Breadner
                          Title:  Director

                    /s/ Mirjam Guggenheim
                    __________________________________
                    Mirjam Guggenheim


                    A.O.A. SECURITIES ANSTALT


                    By:  /s/ Aayer Berest
                         _______________________________
                         Name:   Aayer Berest
                         Title:  Director


                    EXCELSIOR COMMUNICATIONS CORP.


                    By: /s/ Stephen Mayor
                       _______________________________
                         Name:   Stephen Mayor
                         Title:  Treasurer

                    /s/ Daniel A. Lehrman
                    __________________________________
                    Daniel A. Lehrman

                    /s/ Mark Kristoff
                    __________________________________
                    Mark Kristoff

                    /s/ Ingrid Schroeder
                    __________________________________
                    Ingrid Schroeder

                    /s/ Daniel Marks
                    __________________________________
                    Daniel Marks

                    /s/ Eric F. Salomon
                    __________________________________
                    Eric F. Salomon

                    /s/ Adam Wagner
                    __________________________________
                    Adam Wagner

                    /s/ Anthony Sharp
                    __________________________________
                    Anthony Sharp

                    /s/ Shiva Bernheim
                    __________________________________
                    Shiva Bernheim


                    ESPRIT GROUP LTD.


                    By:  /s/ Mr. Hannah
                       _______________________________
                         Name:  Mr. Hannah
                         Title: Corporate Director

                    /s/ Alan Listhaus
                    __________________________________
                    Alan Listhaus

                                  SCHEDULE 1
                                  DEFINITIONS


     This Schedule 1 to that certain Registration Rights Agreement (the "Agreement"), dated as of October 15, 1996, between GoAmerica Communications
----------
Corp. and certain Investors, defines certain of the terms used therein and is made a part thereof.

     "Affiliate" means any Person which directly or indirectly controls, is
      ---------
controlled by, or is under common control with, the indicated Person.

     "Black Out Period" shall have the meaning set forth in Section 3.6(b).
      ----------------

     "Commission" means the United States Securities and Exchange Commission or
      ----------
any similar agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" means the common stock, $1.00 par value, of the Company, or
      ------------
any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar statute of the United States of America, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar statute of the United States of America.

     "Initiating Holders" shall have the meaning set forth in Section 3.1(a).
      ------------------

     "Person" means a corporation, an association, a partnership, an
      ------
organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     "Registrable Securities" means the shares of Common Stock acquired
      ----------------------
hereunder by the Investors. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold pursuant to Rule 144 (or successor provision) promulgated under- the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and their subsequent public distribution in the United States of America shall not require registration of them under the Securities Act or (d) they shall have ceased to be outstanding.

     "Registration Expenses" means all expenses incident to the Company's
      ---------------------
performance of or compliance with Section 3 hereof, including, without, limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities or proposed disposition thereof), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall exclude, and the sellers of the Registrable Securities being registered shall pay, (x) underwriting fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered and (y) the fees and expenses of counsel to the Selling Holders.

     "Requesting Holders" shall have the meaning set forth in Section 3.2(a).
      ------------------

     "Rule 144" means Rule 144 promulgated under the Securities Act or any
      --------
similar federal rule under the Securities Act as shall be in effect at the time.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar statute of the United States of America, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of an, such similar statute of the United States of America.

     "Selling Holder" shall have the meaning set forth in Section 3.1(a).
      --------------